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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion in this Form S-4 Registration Statement of our report dated January 21, 1997 included herein for the year ended December 31, 1996 and to all references to our Firm included in this Form S-4 Registration Statement.


/s/ ARTHUR ANDERSEN

Philadelphia, Pa.,
 February 20, 1997